UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 8, 2007
               Date of Report (Date of earliest event reported):


                                QC HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


             Kansas                                           48-1209939
 (State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                           Identification No.)

9401 Indian Creek Parkway, Suite 1500
          Overland Park, Kansas                                  66210
(Address of principal executive offices)                       (Zip Code)


                                 (913) 234-5000
              (Registrant's telephone number, including area code)


                                 Not applicable
      (Former name and former fiscal year, if changed since last report.)

                                 Not applicable
                                (Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

See attached as Exhibit 99.1 to this Form 8-K a News Release dated February 8, 2007 concerning the QC Holdings, Inc. (the "Company") financial results for the three months and year ended December 31, 2006.

The information in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act made after the date hereof, the information contained in this
Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


Item 9.01   Financial Statements and Exhibits

(c) Exhibits


      99.1 News release issued by QC Holdings, Inc., dated February 8, 2007, titled "QC Holdings, Inc. Reports Strong Fourth Quarter Earnings of $3.9 Million" that reports the Company's financial results for the three months and year ended December 31, 2006.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    QC Holdings, Inc.


Date: February 8, 2007     By: /s/ Douglas E. Nickerson
                                   ---------------------------------------------
                                    Douglas E. Nickerson
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)